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                                                                       EXHIBIT 6



                     RESOLUTIONS OF THE BOARD OF DIRECTORS

                                       OF

                         INTER CARIBBEAN SERVICES LTD.


The undersigned, being the Board of Directors of INTER CARIBBEAN SERVICES LTD., an International Business Company existing and operating under the laws of the British Virgin Islands (the "Company"), hereby consent to the adoption of the following resolutions:

      RESOLVED, to ratify the appointment of the following as Attorneys-in-Fact of the Company, effective February 1, 2001:



      Dennis Dambruck                                 /s/ DENNIS DAMBRUCK
                                                          ----------------------
                                                          Specimen signature



      Patrick G. Fenlon                               /s/ PATRICK G. FENLON
                                                          ----------------------
                                                          Specimen signature

and further

      RESOLVED, that the following be and hereby is appointed as an Attorney-in-Fact of the Company effective March 1, 2001:

      Ian Pilgrim                                     /s/ IAN PILGRIM
                                                          ----------------------
                                                          Specimen signature




Adopted and signed this 7th day of March, 2001.



/s/ JOSEPHUS HORSTEN                                  /s/ FAY ROBERTS
    -------------------------                             ----------------------
        Josephus Horsten                                       Fay Roberts
            Director                                             Director



                                    /s/ ANTHONY J. STOCKS
                                        ------------------------
                                           Anthony J. Stocks
                                               Director